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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated January 22, 1999 included in the previously filed Registration Statement File No. 33-35276, Registration Statement File No. 33-64798, Registration Statement File No. 333-32135, Registration Statement File No. 333-17061, Registration Statement File No. 333-20589, and Registration Statement File No. 333-70707.


                                        /s/ ARTHUR ANDERSEN LLP

Orange County, California
January 22, 1999

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